UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 17, 2014
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1	Weyerhaeuser Company Annual Incentive Plan for Salaried Employees
Exhibit 10.2	Weyerhaeuser Company Performance Share Award Terms and Conditions (U.S.)
Exhibit 10.3	Weyerhaeuser Company 2015 Deferred Compensation Plan

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    The Compensation Committee of the Board of Directors of Weyerhaeuser Company (the “Company”) approved:

(1) Amendments to the Company’s Annual Incentive Plan (“AIP”) for future awards to: (a) define the metrics and processes by which awards under the AIP will be determined; (b) provide that AIP awards to certain participants may be subject to the Section 162(m) provisions of the Company’s 2013 Long-Term Incentive Plan (“2013 LTIP”); and (c) make various clarifying and conforming changes. A copy of the AIP as amended and restated is filed as Exhibit 10.1 to this report.

(2) The form of terms and conditions for future performance share awards that may be granted under the 2013 LTIP. Performance share awards will be earned only if the Company achieves specified business targets over a defined three-year performance period and will generally have the following terms: (a) awards will be earned and vest on the third anniversary of the grant date, provided the Compensation Committee of the Board of Directors certifies achievement of the specified business targets; (b) the payout of awards will range from 0% to 150% of the recipient’s target compensation but will not exceed the limits on individual awards described in the 2013 LTIP; and (c) unvested awards will be subject to forfeiture upon termination of employment in certain situations. A copy of the Performance Share Award Terms and Conditions for 2015 is filed as Exhibit 10.2 to this report.

(3) Amendments to the Company’s Deferred Compensation Plan to: (a) define (i) when distributions under the Deferred Compensation Plan will commence and (ii) the maximum number of annual installments that may be paid to participants; and (b) make various clarifying and conforming changes. A copy of the Deferred Compensation Plan as amended and restated is filed as Exhibit 10.3 to this report.

The above summaries are qualified by the text of the AIP, Performance Share Award Terms and Conditions, and Deferred Compensation Plan, as applicable, copies of which are filed as exhibits to this report and incorporated herein by reference.

Item 8.01	Other Events.

The Company’s Board of Directors has fixed May 22, 2015 as the date for the Company’s 2015 annual meeting of shareholders. Because this date is more than 30 days from the anniversary of the Company’s 2014 annual shareholders’ meeting, the Board of Directors has also set new deadlines for shareholders who wish to have their proposals included in the Company’s proxy materials. To be considered for inclusion in the Company’s proxy materials to be distributed in connection with the 2015 annual shareholders’ meeting, proposals from shareholders must be received by the Company before the close of business on January 16, 2015 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, other applicable laws and the Company’s bylaws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as exhibits to this report:

Exhibit Number	Description

10.1	Weyerhaeuser Company Annual Incentive Plan for Salaried Employees

10.2	Weyerhaeuser Company Performance Share Award Terms and Conditions (U.S.)

10.3	Weyerhaeuser Company 2015 Deferred Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Title:	Senior Vice President, General Counsel and Secretary

Date: December 22, 2014